UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36558 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
________________________________________________________

One Manhattanville Road, Suite 202
Purchase, New York 10577
(Address of principal executive offices, including zip code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 2, 2020, Townsquare Media, Inc. (“Townsquare,” the “Company,” “we,” “us,” or “our”)received a notice from the New York Stock Exchange (the “NYSE”) indicating that we are not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of our failure to timely file our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”).
As we reported in our Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2020, we were unable to file our Form 10-K within the prescribed time period without unreasonable effort or expense. The extension period provided under Rule 12b-25 expired on March 31, 2020. We continue to work diligently to complete the preparation of our financial statements in order to be in a position to file the Form 10-K with the SEC as soon as possible.
The NYSE informed us that, under the NYSE’s rules, we will have six months from March 31, 2020 to file the Form 10-K with the SEC. We can regain compliance with the NYSE continued listing requirements at any time before that date by filing the Form 10-K with the SEC. If we fail to file the Form 10-K before the NYSE’s six-month compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for us to regain compliance, depending on the specific circumstances.
Item 7.01 Regulation FD Disclosure.
On April 8, 2020, the Company issued a press release announcing that the filing of the Form 10-K did not occur by the extended March 31, 2020 deadline.
The information furnished pursuant to this Item 7.01, including the press release attached as Exhibit 99.1 and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press release, dated April 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: April 8, 2020

EXHIBIT INDEX

Number	Exhibit

99.1	Press release, dated April 8, 2020